U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 28, 2006


                           Berkeley Technology Limited
             (Exact Name of Registrant as Specified in its Articles)
                             ----------------------

                                    0-21874
                            (Commission File Number)

   Jersey (Channel Islands) U.K.                       Not applicable
   (State or Other Jurisdiction             (I.R.S. Employer Identification No.)
        of Incorporation)

                                  Minden House
                                 6 Minden Place
                                   St. Helier
                                     Jersey
                                 Channel Islands
                                    JE2 4WQ
                            Tel: 011 44 1534 607700
             (Address and telephone of Principal Executive Offices)

                                       N/A
             (Former Name or Address, if Changed Since Last Report)

The following information is furnished pursuant to this
Item 7.01,"Regulation FD Disclosure" and Item 2.02, " Results of Operations and Financial Condition."
FOR IMMEDIATE RELEASE                                             March 28, 2006


                           Berkeley Technology Limited

                          Preliminary Financial Results
                               For the Year Ended
                                December 31, 2005



London, March 28, 2006 - Berkeley Technology Limited (OTCBB:  BKLYY.PK,  London:
BEK.L) (the "Company") is an international venture capital and consulting firm, primarily in the telecommunications and medical industries. The Company currently represents four Silicon Valley telecommunications equipment companies in dealing with large incumbent European and Japanese telecommunications companies. Its objective is to use consulting revenues to finance the development of large telecommunications company relationships, which will eventually lead to equity based transactions, with fees or direct investment opportunities for the Company. There is also the possibility of new venture funds raised in partnership with international sources of capital leading to management fees and carried interests.

Progress has been made in reducing the cash burn rate of the Company. Consulting fees and net interest income are approaching a total of $1.2 million on an annual basis. Longstanding key employees continue to serve as do the three eminent independent directors on a board of four people, including Mr. Arthur Trueger, the Executive Chairman.

The intention is to continue operating the Company to maximize shareholder value. We are an operating company and intend to generate value through our successful efforts over time.

The Company today reported financial results for the year ended December 31, 2005. The Company's consolidated net loss, computed in accordance with U.S. generally accepted accounting principles ("U.S. GAAP"), for the year ended December 31, 2005, was $3.2 million, or $0.06 per diluted share and $0.64 per diluted ADR, compared with a net loss of $12.1 million, or $0.24 per diluted share and $2.39 per diluted ADR, for the year ended December 31, 2004. No dividends will be paid on the outstanding shares and ADRs for 2005.

A decline in expenses of $0.3 million and higher net investment income (after amounts credited to insurance policyholder accounts) of $0.5 million contributed toward the lower net loss for 2005. The impact of stock market volatility on the Company's results has been negligible following the sale of most of its common stock holdings during 2004 and early in 2005. Net realized and unrealized investment losses totaled $26,000 in 2005, compared to net realized and unrealized investment losses of $7.7 million in 2004. The Company's Jersey, Channel Islands based insurance company, London Pacific Assurance Limited ("LPAL"), continued to serve its policyholders; however, no new policies are currently being sold. Policyholder liabilities for LPAL fell during 2005 by $7.7 million to $13.6 million primarily due to maturing policies. As of December 31, 2005, LPAL's corporate bonds, cash and accrued interest totaled $23.7 million.


                                      *****

Statements contained herein which are not historical facts are forward-looking statements that involve a number of risks and uncertainties that could cause the actual results of the future events described in such forward-looking statements to differ materially from those anticipated in such forward-looking statements. Factors that could cause or contribute to deviations from the forward-looking statements include, but are not limited to, (i) variations in demand for the Company's products and services, (ii) the success of the Company's new products and services, (iii) significant changes in net cash flows in or out of the Company's businesses, (iv) fluctuations in the performance of debt and equity markets worldwide, (v) the enactment of adverse state, federal or foreign regulation or changes in government policy or regulation (including accounting standards) affecting the Company's operations, (vi) the effect of economic conditions and interest rates in the U.S., the U.K. or internationally, (vii) the ability of the Company's subsidiaries to compete in their respective businesses, (viii) the ability of the Company to attract and retain key personnel, and (ix) actions by governmental authorities that regulate the Company's businesses, including insurance commissions. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future developments or otherwise.


Please address any inquiries to:

Ian Whitehead                     Jersey                         (0)1534 607700
Chief Financial Officer
Berkeley Technology Limited


The Company's 2005 annual report will be sent to shareholders during May. Copies of this report may be obtained by contacting the registered office in Jersey, Channel Islands.

Form 10-K for the year ended December 31, 2005

A copy of the above document will be submitted to the U.K. Listing Authority and will be shortly available for inspection at the U.K. Listing Authority's Document Viewing Facility, which is situated at:

Financial Services Authority
25 The North Colonnade
Canary Wharf
London
E14 5HS

Tel: 020 7676 1000

Berkeley Technology Limited
Consolidated Statements of Operations (Preliminary)
Under U.S. GAAP
In thousands, except per share and ADS amounts

                                                                           Years Ended December 31,
                                                                  .......................................
                                                                     2005          2004          2003
                                                                  ...........   ...........   ...........
Continuing operations:

Revenues:
Investment income                                                 $     1,562   $     1,397   $     1,887
Insurance policy charges                                                    4             4             6
Consulting and other fee income                                           553           513             -
Net realized investment gains (losses)                                    (43)        4,700       (15,312)
Change in net unrealized investment gains and losses on trading
securities                                                                 17       (12,373)       22,617
                                                                  ...........   ...........   ...........
                                                                        2,093        (5,759)        9,198
Expenses:
Amounts credited on insurance policyholder accounts                       980         1,358         1,922
Operating expenses                                                      4,344         4,629         5,553
Interest expense                                                            4           105           676
                                                                  ...........   ...........   ...........
                                                                        5,328         6,092         8,151
                                                                  ...........   ...........   ...........
Income (loss) from continuing operations before income taxes           (3,235)      (11,851)        1,047

Income tax expense (benefit)                                               12           290           (42)
                                                                  ...........   ...........   ...........
Income (loss) from continuing operations                               (3,247)      (12,141)        1,089

Discontinued operations:
Loss from discontinued operations, net of income
    tax expense of $0, $0 and $2, respectively                              -             -        (1,758)
Income on disposal of discontinued operations, net of income
    tax expense of $0, $0 and $36, respectively                             -             -        11,685
                                                                  ...........   ...........   ...........
Income on discontinued operations                                           -             -         9,927
                                                                  ...........   ...........   ...........

Net income (loss)                                                 $    (3,247)  $   (12,141)  $    11,016
                                                                  ...........   ...........   ...........
                                                                  ...........   ...........   ...........


Berkeley Technology Limited
Consolidated Statements of Operations (Preliminary) (Continued)
Under U.S. GAAP
In thousands, except per share and ADS amounts

                                                                          Years Ended December 31,
                                                                  ...........   ...........   ...........
                                                                     2005          2004          2003
                                                                  ...........   ...........   ...........
Basic earnings (loss) per share and ADS:

Basic earnings (loss) per share:
Continuing operations                                             $     (0.06)  $     (0.24)  $      0.02
Discontinued operations                                                     -             -          0.20
                                                                  ...........   ...........   ...........
                                                                  $     (0.06)  $     (0.24)  $      0.22
                                                                  ...........   ...........   ...........
                                                                  ...........   ...........   ...........
Basic earnings (loss) per ADS:
Continuing operations                                             $     (0.64)  $     (2.39)  $      0.21
Discontinued operations                                                     -             -          1.96
                                                                  ...........   ...........   ...........
                                                                  $     (0.64)  $     (2.39)  $      2.17
                                                                  ...........   ...........   ...........
                                                                  ...........   ...........   ...........
Diluted earnings (loss) per share and ADS:

Diluted earnings (loss) per share:
Continuing operations                                             $     (0.06)  $     (0.24)  $      0.02
Discontinued operations                                                     -             -          0.20
                                                                  ...........   ...........   ...........
                                                                  $     (0.06)  $     (0.24)  $      0.22
                                                                  ...........   ...........   ...........
                                                                  ...........   ...........   ...........
Diluted earnings (loss) per ADS:
Continuing operations                                             $     (0.64)  $     (2.39)  $      0.21
Discontinued operations                                                     -             -          1.94
                                                                  ...........   ...........   ...........
                                                                  $     (0.64)  $     (2.39)  $      2.15
                                                                  ...........   ...........   ...........
                                                                  ...........   ...........   ...........

Berkeley Technology Limited
Consolidated Balance Sheets (Preliminary)
Under U.S. GAAP
In thousands, except share amounts

                                                                                       December 31,
                                                                                .........................
                                                                                   2005          2004
                                                                                ...........   ...........
                                 ASSETS

Investments (principally of life insurance subsidiary):
  Fixed maturities:
    Available-for-sale, at fair value (amortized cost: $13,809 and
      $21,341 as of December 31, 2005 and 2004, respectively)                   $    13,829   $    21,377
    Held-to-maturity, at amortized cost (fair value: $6,982 and $0
      as of December 31, 2005 and 2004, respectively)                                 7,011             -
  Equity securities:
    Trading, at fair value (cost: $102 and $586 as of December 31,
      2005 and 2004, respectively)                                                       84           552
    Available-for-sale, at estimated fair value (cost: $850 as of
      December 31, 2005 and 2004)                                                       850           850
                                                                                ...........   ...........
Total investments                                                                    21,774(1)     22,779

Cash and cash equivalents                                                            10,039(1)     19,495
Cash held in escrow                                                                   1,027         1,005
Accrued investment income                                                               609           737
Property and equipment, net                                                              43            70
Other assets                                                                            311           621
                                                                                ...........   ...........
Total assets                                                                    $    33,803   $    44,707
                                                                                ...........   ...........
                                                                                ...........   ...........

                  LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
Life insurance policy liabilities                                               $    13,573   $    21,229
Accounts payable and accruals                                                           627           585
                                                                                ...........   ...........
Total liabilities                                                                    14,200        21,814
                                                                                ...........   ...........
Commitments and contingencies

Shareholders' equity:
Ordinary shares, $0.05 par value per share: 86,400,000 shares authorized;
  64,439,073 shares issued and outstanding as of December 31, 2005
  and 2004                                                                            3,222         3,222
Additional paid-in capital                                                           67,660        68,615
Retained earnings                                                                    11,682        14,929
Employee benefit trusts, at cost (13,522,381 and 13,684,881 shares as of
  December 31, 2005 and 2004, respectively)                                         (62,598)      (63,571)
Accumulated other comprehensive loss                                                   (363)         (302)
                                                                                ...........   ...........
Total shareholders' equity                                                           19,603        22,893
                                                                                ...........   ...........
Total liabilities and shareholders' equity                                      $    33,803   $    44,707
                                                                                ...........   ...........
                                                                                ...........   ...........

(1) Includes $14,673 of investments and $9,505 of cash and cash equivalents in the Company's insurance subsidiary (LPAL) which are not currently available to fund the operations or commitments of the
    Company or its other subsidiaries.

Berkeley Technology Limited
Consolidated Statements of Cash Flows (Preliminary)
Under U.S. GAAP
In thousands

                                                                          Years Ended December 31,
                                                                  ...........   ...........   ...........
                                                                     2005          2004          2003
                                                                  ...........   ...........   ...........
Cash flows from continuing operating activities:
Net income (loss)                                                 $    (3,247)  $   (12,141)  $     1,089

Adjustments to reconcile net income (loss) to net cash
  provided by (used in) operating activities:
Depreciation and amortization                                              36            53            79
Amounts credited on insurance policyholder accounts                       980         1,358         1,922
Net realized investment losses (gains)                                     43        (4,700)       15,312
Change in net unrealized investment gains and losses on trading
   securities                                                             (17)       12,373       (22,617)
Net amortization of investment premiums and discounts                     656           572           313

Net changes in operating assets and liabilities:
  Trading equity securities                                               441        12,009        11,879
  Accrued investment income                                               128           189           (26)
  Other assets                                                            310          (112)          733
  Life insurance policy liabilities                                        (4)           (4)           (6)
  Accounts payable, accruals and other liabilities                        193           174          (804)
  Income taxes payable                                                      7            17           (26)

Other operating cash flows                                                (22)           (6)          223
                                                                  ...........   ...........   ...........
Net cash provided by (used in) continuing operations                     (496)        9,782         8,071
                                                                  ...........   ...........   ...........
Capital paid in to discontinued operations                                  -             -          (523)
                                                                  ...........   ...........   ...........
Net cash used in discontinued operations                                    -             -          (523)
                                                                  ...........   ...........   ...........
Net cash provided by (used in) operating activites                       (496)        9,782         7,548
                                                                  ...........   ...........   ...........
Cash flows from investing activities:
Payment of guarantee obligations                                            -             -       (10,836)
Purchases of held-to-maturity fixed maturity securities                (8,510)            -             -
Purchases of available-for-sale fixed maturity securities              (5,121)            -       (17,096)
Purchases of available-for-sale equity securities                           -           (15)            -
Proceeds from maturity of held-to-maturity fixed maturity
  securities                                                            1,350             -             -
Proceeds from sale and maturity of available-for-sale fixed
  maturity securities                                                  10,611         5,060        24,595
Proceeds from sale of available-for-sale equity securities                  -            75             9
Proceeds from disposal of discontinued operations                           -             -        16,148
Capital expenditures                                                       (9)           (5)           (4)
                                                                  ...........   ...........   ...........
Net cash provided by (used in) investing activities                    (1,679)        5,115        12,816
                                                                  ...........   ...........   ...........

Berkeley Technology Limited
Consolidated Statements of Cash Flows (Preliminary)(Continued)
Under U.S. GAAP
In thousands

                                                                          Years Ended December 31,
                                                                  ...........   ...........   ...........
                                                                     2005          2004          2003
                                                                  ...........   ...........   ...........
Cash flows from financing activities:
Insurance policyholder benefits paid                                   (6,749)       (9,824)      (12,330)
Proceeds from disposal of shares by the employee benefit trusts            18             -             -
Repayments of notes payable                                                 -             -        (9,314)
                                                                  ...........   ...........   ...........
Net cash used in financing activities                                  (6,731)       (9,824)      (21,644)
                                                                  ...........   ...........   ...........

Net increase (decrease) in cash and cash equivalents                   (8,906)        5,073        (1,280)
Cash and cash equivalents at beginning of year (1)                     19,495        14,408        15,308
Foreign currency translation adjustment                                  (550)           14           380
                                                                  ...........   ...........   ...........
Cash and cash equivalents at end of year (1), (2)                 $    10,039   $    19,495   $    14,408
                                                                  ...........   ...........   ...........
                                                                  ...........   ...........   ...........

(1)   Amounts reflect continuing operations only. Does not include $1,027 of cash held in escrow as of December 31, 2005.

(2)   The amount for December 31, 2005 includes $9,505 in the Company's insurance subsidiary (LPAL) which is not currently available to fund the operations or commitments of the Company or its other subsidiaries.